NEW THE SCUDDER HORIZON PLAN

VARIABLE ANNUITY

No-Load Flexible Premium Variable Annuity Contract

Issued By

Wilton Reassurance Life Company of New York

Through

Wilton Reassurance Life Co of New York Variable Annuity Account

Supplement dated April 27, 2023

to the

Prospectus dated May 1, 2003

Effective on or around May 27, 2023, direct all future inquiries, correspondence, and payments to Wilton Reassurance Life Company of New York using the following information. Any other method of contacting us found in your Prospectus will no longer be available.

Insurance Servicing Center Information

Customer Service Mailing Address for	Wilton Reassurance Life Company of New York ATTN: Insurance Services PO Box 4272 Clinton, IA 52733-4272

Premium Payments Mailing Address

Make Check Payable to:	Wilton Reassurance Life Company of New York PO Box 4272 Clinton, IA 52733-4272

Phone Number	1-800-262-1028
Email:	var.phs.wiltonre@dxc.com
Hours of Operation	8:00AM to 5:00PM Central Standard Time

More information about the Portfolio Companies can be found online at https://WRNYaccess.wrli.com.

This Supplement amends the above referenced Prospectus offered by Wilton Reassurance Life Company of New York. Please keep this Supplement for future reference together with your Prospectus. All capitalized terms have the same meaning as those included in the Prospectus.